                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                   May 3, 2006

CHASE MORTGAGE FINANCE CORPORATION (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2006, providing for the issuance of ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates, Series 2006-1)

                          ChaseFlex Trust Series 2006-1
                                (Issuing Entity)

                       Chase Mortgage Finance Corporation
                                   (Depositor)

                             Chase Home Finance LLC
                                    (Sponsor)

                       Chase Mortgage Finance Corporation
                                  (Registrant)

            Delaware                      333-130223              52-1495132
  (State or Other Jurisdiction            (Commission          (I.R.S. Employer
        Of Incorporation)                File Number)        Identification No.)

194 Wood Avenue South, 3rd Floor
       Iselin, New Jersey                                           08830
 (Address of Principal Executive                                  (Zip Code)
            Offices)

     Registrant's telephone number, including area code: (732) 205-0600

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events

     The Registrant registered issuances of ChaseFlex Trust Series 2006-1 Multi-Class Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130223 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $469,775,726 in aggregate principal amount Class A-1-A, Class A-1-B, Class A-2-A, Class A-2-B, Class A-3, Class A-4, Class A-5, Class A-6, Class A-R, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates of its ChaseFlex Trust Series 2006-1 Multi-Class Mortgage Pass-Through Certificates, Series 2006-1 on May 24, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated April 19, 2006, as supplemented by the Prospectus Supplement, dated May 22, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of May 1, 2006, among Chase Mortgage Finance Corporation, as depositor, JPMorgan Chase Bank, N.A., as servicer and custodian, U.S. Bank National Association, as trustee and JPMorgan Chase Bank, N.A., as paying agent. The "Certificates" consist of the following classes: Class A-1-A, Class A-1-B, Class A-2-A, Class A-2-B, Class A-3, Class A-4, Class A-5, Class A-6, Class A-R, Class M-1, Class M-2, Class B-1, Class B-2 and Class CE. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $475,001,017 as of May 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

     A Legal Opinion by Dechert LLP to be incorporated into the Registration Statement is attached hereto as Exhibit 8.1.

     Item 9.01. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of May 1, 2006, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer and Custodian, U.S. Bank National Association, as Trustee and JPMorgan Chase Bank, N.A., as Paying Agent.

          8.1  Opinion of Dechert LLP as to legality and certain tax matters.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MORTGAGE FINANCE CORPORATION


                                        By: /s/ Bruce J. Friedman
                                            ------------------------------------
                                            Name: Bruce J. Friedman
                                            Title: Vice President

Dated: June 8, 2006

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
    4.1       Pooling and Servicing Agreement, dated as of May 1, 2006, among
              Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase
              Bank, N.A., as Servicer and Custodian, U.S. Bank National
              Association, as Trustee and JPMorgan Chase Bank, N.A., as Paying
              Agent.

    8.1       Opinion of Dechert LLP as to legality and certain tax matters.